Exhibit 99.1

RMG Acquisition Corporation II and ReNew Power Announce Filing of Definitive Proxy

Statement and the August 16, 2021 Extraordinary General Meeting to Approve Business Combination

New York, NY and Gurgaon, India (July 28, 2021) – RMG Acquisition Corporation II (NASDAQ: RMGB) (“RMG II”), a publicly-traded special purpose acquisition company, announced today that RMG II’s definitive proxy statement (“Proxy Statement”) relating to the previously announced business combination with ReNew Power Private Limited (“ReNew Power”), India’s leading renewable energy company, has been filed with the U.S. Securities and Exchange Commission (“SEC”) on July 28, 2021.

RMG II is preparing to commence mailing of the Proxy Statement and a notice and voting instruction form, or a proxy card, relating to the extraordinary general meeting of the RMG II shareholders (the “Extraordinary General Meeting”) to RMG II shareholders of record as of the close of business on July 20, 2021, who will be entitled to attend and participate in the Extraordinary General Meeting.

The Extraordinary General Meeting to approve the pending business combination and related matters is scheduled to be held on August 16, 2021 at 9:00 a.m. Eastern Time. The Extraordinary General Meeting will be conducted virtually, and can be accessed via live webcast at https://www.cstproxy.com/rmgii/2021. If the proposals at the Extraordinary General Meeting are approved, the parties anticipate that the business combination will close and the trading of the combined entity will commence on Nasdaq shortly thereafter, subject to the satisfaction or waiver, as applicable, of all other closing conditions.

The RMG II Board of Directors believes the proposed business combination is in the best interests of RMG II and its shareholders, and recommends that RMGB shareholders vote “FOR” the adoption of the Business Combination Agreement, dated as of February 24, 2021 and amended on May 17, 2021, by and among RMG II, ReNew Energy Global plc (“ReNew Global”),ReNew Power and certain other parties, as well as all other proposals included in RMG II’s Proxy Statement.

Every shareholder’s vote is important, regardless of the number of shares held. Accordingly, RMG II requests that each shareholder complete, sign, date and return a proxy card (online or by mail) as soon as possible and, if mailed, should be received by no later than 9:00 a.m. Eastern Time on August 12, 2021, to ensure that the shareholder’s shares will be represented at the Extraordinary General Meeting. Shareholders that hold shares in “street name” (i.e. those shareholders whose shares are held of record by a broker, bank or other nominee) should contact their broker, bank or nominee to provide instructions on how to vote their shares and ensure that their shares are voted.

If any individual RMG II shareholder, who held shares as of the July 20, 2021 record date for voting, does not receive the Proxy Statement, such shareholder should (i) confirm their Proxy Statement’s status with their broker, (ii) contact Morrow Sodali LLC, RMG II’s proxy solicitor, for assistance via e-mail at RMGB.info@investor.morrowsodali.com or toll-free call at (800) 662-5200 and banks and brokers can place a collect call to Morrow Sodali at (203) 658-9400, or (iii) contact RMG II by mail at 57 Ocean, Suite 403, 5775 Collins Avenue, Miami Beach, Florida 33140 or by telephone at (786) 584-8352.

If an RMG II shareholder, who holds their shares through a stock brokerage account or by a bank or other holder of record, wishes to attend the virtual meeting, they must obtain a legal proxy by contacting their account representative at the bank, broker, or other nominee that holds their shares and e-mail a copy (a legible photograph is sufficient) of their legal proxy to proxy@continentalstock.com. The legal proxy must be received by Continental Stock Transfer & Trust Company (“Continental”) no later than 9:00 a.m. on August 13, 2021. Beneficial shareholders who e-mail a valid legal proxy will be issued a 12-digit meeting control number that will allow them to register to attend and participate in the hybrid virtual meeting. After contacting Continental, a beneficial holder will receive an e-mail prior to the meeting with a link and instructions for entering the virtual meeting. RMG II recommends that beneficial shareholders contact Continental Stock Transfer & Trust Company on, or before, August 11, 2021 to ensure access.

RMG II expects to provide shareholders with additional information on how shareholders may vote their shares held in “street name” on its website in the coming days, and RMG II expects to publish a subsequent press release once the website is live.

Important Information for Investors and Shareholders

In connection with the proposed business combination, RMG II filed the Proxy Statement and other relevant documents with the SEC. Shareholders and other interested persons are urged to read the Proxy Statement and any other relevant documents filed with the SEC because they contain important information about RMG II, ReNew Power and the proposed business combination. Shareholders may obtain a free copy of the Proxy Statement, as well as other filings containing information about RMG II, ReNew Power and the proposed business combination, without charge, at the SEC’s website located at www.sec.gov.

Participants in the Solicitation

RMG II, ReNew Global and ReNew Power and their respective directors and officers may be deemed to be participants in the solicitation of proxies from RMG II’s shareholders in connection with the proposed transaction. Information about RMG II’s directors and executive officers and their ownership of RMG II’s securities is set forth in RMG II’s filings with the SEC, including RMG II’s amendment no. 2 to its Annual Report on Form 10-K/A for the year ended December 31, 2020, which was filed with the SEC on May 11, 2021. To the extent that holdings of RMG II’s securities have changed since the amounts printed in RMG II’s proxy statement, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC. Additional information regarding the interests of those persons and other persons who may be deemed participants in the proposed transaction may be obtained by reading the proxy statement/consent solicitation statement/prospectus regarding the proposed transaction when it becomes available. You may obtain free copies of these documents as described in the preceding paragraph.

Forward Looking Statements

This document contains certain forward-looking statements within the meaning of the federal securities laws with respect to the proposed transaction between RMG II, ReNew Global and ReNew Power, including statements regarding the benefits of the transaction, the anticipated timing of the transaction, the services offered by ReNew Power and the markets in which it operates, and ReNew Power’s projected future results. These forward-looking statements generally are identified by the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “future,” “opportunity,” “plan,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” and similar expressions. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. Many factors could cause actual future events to differ materially from the forward-looking statements in this document, including but not limited to: (i) the risk that the transaction may not be completed in a timely manner or at all, which may adversely affect the price of RMG II’s securities, (ii) the risk that the transaction may not be completed by RMG II’s business combination deadline and the potential failure to obtain an extension of the business combination deadline if sought by RMG II, (iii) the failure to satisfy the conditions to the consummation of the transaction, including the adoption of the agreement and plan of merger by the shareholders of RMG II and ReNew Power, the satisfaction of the minimum trust account amount following redemptions by RMG II’s public shareholders and the receipt of certain governmental and regulatory approvals, (iv) the lack of a third party valuation in determining whether or not to pursue the proposed transaction, (v) the occurrence of any event, change or other circumstance that could give rise to the termination of the agreement and plan of merger, (vi) the effect of the announcement or pendency of the transaction on ReNew Power’s business relationships, performance, and business generally, (vii) risks that the proposed transaction disrupts current plans of ReNew Power or diverts management’s attention from ReNew Power’s ongoing business operations and potential difficulties in ReNew Power employee retention as a result of the proposed transaction, (viii) the outcome of any legal proceedings that may be instituted against ReNew Power, RMG II or their respective directors or officers related to the agreement and plan of merger or the proposed transaction, (ix) the amount of the costs, fees, expenses and other charges related to the proposed transaction, (x) the ability to maintain the listing of RMG II’s securities on The Nasdaq Stock Market LLC, (xi) the price of RMG II’s securities may be volatile due to a variety of factors, including changes in the competitive and highly regulated industries in which ReNew Power plans to operate, variations in performance across competitors, changes in laws and regulations affecting ReNew Power’s business and changes in the combined capital structure, (xii) the ability to implement business plans, forecasts, and other expectations after the completion of the proposed transaction, and identify and realize additional opportunities, including the conversion of pre-orders into binding orders, (xiii) the ability of RMG II to issue equity or equity-linked securities in connection with the transaction or in the future, (xiv) the risk of downturns in the renewable energy industry and (xv) the impact of the global COVID-19 pandemic on any of the foregoing. The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties described in the “Risk Factors” section of ReNew Global’s registration statement on Form F-4, the proxy statement/consent solicitation statement/prospectus discussed below, RMG II’s amendment no. 2 to its Annual Report on Form 10-K/A and other documents filed by ReNew Global or RMG II from time to time with the U.S. Securities and Exchange Commission (the “SEC”). These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements.

Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and ReNew Global and RMG II assume no obligation and do not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise. Neither ReNew Power nor RMG II gives any assurance that either ReNew Power or RMG II will achieve its expectations. The inclusion of any statement in this communication does not constitute an admission by ReNew Power or RMG II or any other person that the events or circumstances described in such statement are material.

About RMG Acquisition Corporation II

RMG Acquisition Corporation II (NASDAQ: RMGB) is a blank check company formed for the purpose of effecting a merger, amalgamation, share exchange, asset acquisition, share purchase, reorganization or other similar business combination with one or more businesses. RMG II raised $345 million in its December 14, 2020 IPO, which was upsized due to strong demand and included the underwriters’ full over-allotment option. RMG II is sponsored and led by the management team of Jim Carpenter, Bob Mancini, and Phil Kassin, who together have over 100 years of combined principal investment, operational, transactional, and CEO and public company board level leadership experience. RMG II intends to capitalize on the ability of its management team to identify, acquire and operate businesses across a broad range of sectors that may provide opportunities for attractive long-term risk-adjusted returns. www.rmgacquisition.com/

About ReNew Power

ReNew Power Private Limited is India’s leading renewable energy independent power producer (IPP) by capacity and is the 13th largest global renewable IPP by operational capacity. ReNew Power develops, builds, owns, and operates utility-scale wind energy projects, utility-scale solar energy projects, utility-scale firm power projects and distributed solar energy projects. As of March 31st, 2021, ReNew Power had a total capacity of close to 10 GW of wind and solar energy projects across India, including commissioned and committed projects. ReNew Power has a strong track record of organic and inorganic growth. ReNew Power’s current group of stockholders contain several marquee investors including Goldman Sachs, CPP Investments, Abu Dhabi Investment Authority, GEF SACEF and JERA.

For more information, please visit: www.renewpower.in; Follow ReNew Power on Twitter @ReNew_Power

Contacts:

ReNew Power

Media Enquiries

Arijit Banerjee

arijit.banerjee@renewpower.in

+91 9811609245

Madhur Kalra

Madhur.kalra@renewpower.in

+91 9999016790

Investor Enquiries

Nathan Judge

Investor Relations

IR@renewpower.in

RMG Acquisition Corporation II

For Media & Investors:

Philip Kassin

President & Chief Operating Officer

pkassin@rmginvestments.com